MONTHLY SERVICER'S CERTIFICATE

                         THE NEIMAN MARCUS GROUP, INC.
                 NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST,
                                 SERIES 1995-1


The undersigned, a duly authorized representative of The Neiman Marcus Group, Inc., as Servicer ("NMG"), pursuant to the Pooling and Servicing Agreement, dated as of March 1, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), each among NMG, Neiman Marcus Funding Corporation and The Chase Manhattan Bank, N.A., does hereby certify as follows:


1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplement, as applicable.

2.       NMG is, as of the date hereof, the Servicer under Agreement.


3.       The undersigned is a Servicing Officer.


4. This Certificate relates to the Distribution Date occurring on November 16, 1998.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.


6. As of the date hereof, to the best knowledge of the undersigned, no Early Amortization Event occurred on or prior to such Distribution Date.


7.       As  of the date hereof, to  the best knowledge of the undersigned,
         no    lien    has    been    placed   on    any    of    the
         Receivables other than pursuant to the Agreement.


8. The aggregate amount of Collections processed for the preceding Monthly Period was equal to $119,601,129.42.


9.       The aggregate amount of  Collections of Finance Charge Receivables
         (including   Discounted  Receivables)   for  the preceding Monthly
         period was equal to $6,077,711.98.


10. The aggregate amount of Collections of Principal Receivables for the preceding Monthly Period was equal to $113,523,417.44.


11.      The total amount to be distributed  to Investor Certificateholders on
         the   next  succeeding   Distribution  Date   is  equal   to
         $1,560,625.00.

12. The amount to be distributed to Investor Certificateholders on the next succeeding Distribution Date per $1,000 original principal amount is equal to:


         Class A              6.333
         Class B              6.458



13. The amount of such distribution allocable to principal is equal to 0.000.


14. The amount of such distribution allocable to principal per $1,000 original principal amount is equal to:


         Class A              0.000
         Class B              0.000


15. The amount of such distribution allocable to interest is equal to $1,560,625.00.


16. The amount of such distribution allocable to interest per $1,000 original principal amount is equal to:


         Class A              6.333
         Class B              6.458

Attached hereto is a true and correct copy of the Monthly Certificateholders Statement required to be delivered by the Servicer on the date of this Certificate pursuant to the Agreement and the Series Supplement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of November, 1998.



                          THE NEIMAN MARCUS GROUP, INC.
                          As Servicer


                          BY:   /s/ Paul Gibbons
                          Name: Paul Gibbons
                          Title: Vice President & Treasurer


                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                     THE NEIMAN MARCUS GROUP, INC.
                             NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                             SERIES 1995-1


                                                                                               1.
Pursuant to the Pooling and Servicing Agreement, dated as of March 1, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and Supplemented, the "Series Supplement"), each among The Neiman Marcus Group, Inc., as
Servicer, Neiman Marcus Funding Corporation, as Seller and The Chase Manhattan Bank, N.A., as
Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.  The information with respect to the applicable Distribution Date and Monthly Period is set forth below.


                                          Monthly Period:          October 98
                                          Distribution Date:       November 98
                                          Period                   44
                                              (Revolving =  0-56,
                                               Controlled Amortization = 57-62)


A. ORIGINAL DEAL PARAMETERS
(a) Class A Initial Invested Amount                            $225,000,000.00           75.00%
(b) Class B Initial Invested Amount                             $21,000,000.00            7.00%
(c) Class C Initial Invested Amount                             $54,000,000.00           18.00%
(d) Total Initial Invested Amount                              $300,000,000.00

(e) Class A Certificate Rate                                             7.60%
(f) Class B Certificate Rate                                             7.75%
(g) Class C Certificate Rate                                             0.00%

(h) Servicing Fee Percentage                                             2.00%
(i) Discount Percentage                                                  2.00%

I. RECEIVABLES IN THE TRUST

(a) Beginning of the Period Principal Receivables              $377,737,392.42
(b) Beginning of the Period Finance Charge Receivables           $4,533,314.69
(c) Beginning of the Period Discounted Receivables               $7,708,926.38
(d) Beginning of the Period Total Receivables (a + b + c)                       $389,979,633.49

(e) Removed Principal Receivables                                        $0.00
(f) Removed Finance Charge Receivables                                   $0.00
(g) Removed Total Receivables (e + f)                                                     $0.00

(h) Additional Principal Receivables                                     $0.00
(i) Additional Finance Charge Receivables                                $0.00
(j) Additional Total Receivables (h + i)                                                  $0.00

(k) End of Period Principal Receivables                        $414,107,423.03
(l) End of Period Finance Charge Receivables                     $4,551,627.47
(m) End of Period Discounted Receivables                         $8,451,171.90
(n) End of Period Total Receivables (k+l + m )                                  $427,110,222.40


                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                     THE NEIMAN MARCUS GROUP, INC.
                             NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                             SERIES 1995-1
                                                                                               2.
II. INVESTED AMOUNTS AND ALLOCATION PERCENTAGES

(a) Class A Initial Invested Amount                            $225,000,000.00           75.00%
(b) Class B Initial Invested Amount                             $21,000,000.00            7.00%
(c) Class C Initial Invested Amount                             $54,000,000.00           18.00%
(d) Total Initial Invested Amount (a + b + c)                                   $300,000,000.00

(e) Class A Invested Amount (a - (X.d))                        $225,000,000.00           75.00%
(f) Class B Invested Amount (b - (X.h))                         $21,000,000.00            7.00%
(g) Class C Invested Amount (c - (X.l))                         $54,000,000.00           18.00%
(h) Total Invested Amount (e + f + g)                                           $300,000,000.00

(i) Floating Allocation Percentage (h / (I.a))                          79.42%
(j) Class A Floating Allocation Percentage (e / (I.a))                  59.57%
(k) Class B Floating Allocation Percentage (f / (I.a))                   5.56%
(l) Class C Floating Allocation Percentage (g / (I.a))                  14.30%

(m) Principal Allocation Percentage (h / (I.a))                         79.42%
(n) Class A Principal Allocation Percentage (e / (I.a))                 59.57%
(o) Class B Principal Allocation Percentage (f / (I.a))                  5.56%
(p) Class C Principal Allocation Percentage (g / (I.a))                 14.30%
(q) Servicing Fee (h * (A.h))                                       $6,000,000
(r) Investor Defaulted Amount (i * (IV.o))                          $1,112,607

III. SELLER'S INTEREST, RETAINED INTEREST AND SPECIAL FUNDING ACCOUNT

(a) Beginning Seller's Interest (I.a - II.h)                    $77,737,392.42
(b) Ending Seller's Interest (I.k - II.h)                      $114,107,423.03
(c) Required Seller's Interest                                           $0.00
(d) Retained Interest (II.g + III.b)                           $168,107,423.03
(e) Required Retained Interest                                   $6,000,000.00
(f) Required Principal Balance                                 $300,000,000.00
(g) Amount on deposit in Special Funding Account                         $0.00

                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                     THE NEIMAN MARCUS GROUP, INC.
                             NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                             SERIES 1995-1
                                                                                               3.
IV. PERFORMANCE SUMMARY

COLLECTIONS:
(a) Collections of Principal Receivables                       $113,523,417.44
(b) Collections of Finance Charge Receivables                    $3,760,907.54
(c) Collections of Discount Option Receivables                   $2,316,804.44
(d) Total Finance Charge Collections (b+c)                       $6,077,711.98
(e) Total Collections (a+b+c)                                  $119,601,129.42

DELINQUENCIES AND LOSSES:
(f) End of the month delinquencies:
          (g) 30 days delinquent                                   $56,565,858
          (h) 60 days delinquent                                   $11,312,933
          (i) 90 days delinquent                                    $3,935,043
          (j) 120 + days delinquent                                 $5,230,752

          (k) Total 30 + days delinquent (g + h + i + j )          $77,044,587


(l) Gross Charge-Offs during the month                           $1,692,090.13
(m) Recoveries during the month                                    $291,179.32
(n)  Net Charge-Offs during the month (l - m)                    $1,400,910.81

(o) Defaulted Amount                                                $1,400,911
V. EMPLOYEE AND NON-U.S. ACCOUNTS
                                                                        Amount    # of Accounts
(a) Employee Accounts at end of month                              $11,129,237           14,854
(b) as a percentage of total (a / (e))                                   2.61%            0.33%

(c) Non-US Accounts at end of month                                 $7,273,455           63,400
(d) as a percentage of total (c / (e))                                   1.70%            1.41%

(e) Total amount/number of Accounts in Trust (at end of month) $427,110,222.40        4,487,653

                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                     THE NEIMAN MARCUS GROUP, INC.
                             NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                             SERIES 1995-1

                                                                                             4.
VI. AVAILABLE SERIES 1995-1 FINANCE CHARGE COLLECTIONS

(a) Available Series 1995-1 Finance Charge Collections              $4,826,934
     (((IV.d))*II.i)
(b) Class A Interest (((A.e)*(II.e)) / 12)                          $1,425,000
(c) Class B Interest (((A.f)*(II.f)) / 12)                            $135,625

(d) Servicing Fee [if not Neiman Marcus]                                    $0

(e) AB Investor Defaulted Amount ((IV.o * (II.j + II.k)))             $912,338

(f) Class C Investor Defaulted Amount ((IV.o * (II.l))                $200,269

(g) Adjustment Payment Shortfalls                                           $0

(h) Reimbursement of Class A Investor Charge-Offs                           $0

(i) Unpaid Class B Interest                                                 $0

(j) Reimbursement of Class B Investor Charge-Offs                           $0

(k) Reimbursement of Class C Investor Charge-Offs                           $0

(l) Servicing Fee [if Neiman Marcus]                                  $500,000

(m) Class C Interest                                                        $0


(n) Total Excess Finance Charge Collections                         $1,653,702
     (a-b-c-d-e-f-g-h-i-j-k-l-m)

                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                     THE NEIMAN MARCUS GROUP, INC.
                             NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                             SERIES 1995-1

                                                                                             5.
VII.  YIELD and BASE RATE

Base Rate
(The sum of the Class A Certificate Rate, Class B Certificate Rate, and Class C Certificate

Rate weighted by the unpaid principal amount of each, plus the servicing fee rate)

(a) Base Rate (current month)                                            8.24%
(b) Base Rate (prior month)                                              8.24%
(c) Base Rate (2 months ago)                                             8.24%

(d) 3 Month Average Base Rate                                            8.24%

Portfolio Yield
(Series 1995-1 Finance Charge Collections minus the investor defaulted amount/total invested amount)

(e) Portfolio Yield (current month)                                     14.86%
(f) Portfolio Yield (prior month)                                       16.38%
(g) Portfolio Yield (2 months ago)                                      16.95%

(h) 3 Month Average Portfolio Yield                                     16.06%

VIII.  PORTFOLIO PERFORMANCE RATES

(a) Net Charge-Offs (% of Principal Receivables Outstanding              4.45%
     (at beginning of month))
(b) Monthly Payment Rate (% of Total Receivables Outstanding            30.67%
     (at beginning of month))
(c) Gross Yield to Investors (annualized)                               18.70%
(d) Portfolio Yield (3 month average (annualized))                      16.06%
(e) Base Rate (3 month average)                                          8.24%
(f) Excess Finance Charge Collections % (d-e)                            7.82%

                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                     THE NEIMAN MARCUS GROUP, INC.
                             NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                             SERIES 1995-1
                                                                                               6.
IX.  PRINCIPAL COLLECTIONS

(a) Class A Principal Allocation Percentage (II.e/I.a)                  59.57%
(b) Class A Monthly Principal                                            $0.00
(c) Class B Principal Allocation Percentage (II.f/I.a)                   5.56%
(d) Class B Monthly Principal                                            $0.00
(e) Class C Principal Allocation Percentage (II.g/I.a)                  14.30%
(f) Class C Monthly Principal                                            $0.00

(g) Total Monthly Principal (b + d + f)                                     $0

(h) Reallocated Principal Collections                                    $0.00
(i) Shared Principal Collections allocable from other Series             $0.00

X.  INVESTOR CHARGE-OFFS
CLASS A INVESTOR CHARGE-OFFS
(a) Class A Investor Charge-Offs                                         $0.00
(b) Class A Investor Charge-Offs per $1,000 original certificate         $0.00
     principal amount
(c) Total amount reimbursed in respect of Class A Investor Charge-Offs   $0.00
(d) The amount, if any, by which the outstanding principal balance of    $0.00
     the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date.
CLASS B INVESTOR CHARGE-OFFS
(e) Class B Investor Charge-Offs                                         $0.00
(f) Class B Investor Charge-Offs per $1,000 original certificate         $0.00
     principal amount
(g) Total amount reimbursed in respect of Class B Investor Charge-Offs   $0.00
(h) The amount, if any, by which the outstanding principal balance of    $0.00
     the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date.
CLASS C INVESTOR CHARGE-OFFS
(i) Class C Investor Charge-Offs                                         $0.00
(j) Class C Investor Charge-Offs per $1,000 original certificate         $0.00
     principal amount
(k) Total amount reimbursed in respect of Class C Investor Charge-Offs   $0.00
(l) The amount, if any, by which the outstanding principal balance of    $0.00
     the Class C Certificates exceeds the Class C Invested Amount after giving effect to all transactions on such Distribution Date.

                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                     THE NEIMAN MARCUS GROUP, INC.
                             NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                             SERIES 1995-1

                                                                                               7.
XI.  AMORTIZATION

(a) Cumulative Class A principal paid (as of prior distribution dates)
(b) Class A Principal Payments                                           $0.00
(c) Total Class A Principal Paid (a + b)                                 $0.00

(d) Cumulative Class B principal paid (as of prior distribution dates)
(e) Class B Principal Payments                                           $0.00
(f) Total Class B Principal Paid (d + e)                                 $0.00

(g) Cumulative Class C Principal Paid (as of prior distribution dates)
(h) Class C Principal Payments                                           $0.00
(i) Total Class C Principal Paid (g + h)                                 $0.00

                  The Neiman Marcus Group, Inc., as Servicer

                  By:   /s/ Paul F. Gibbons
                  Name: Paul F. Gibbons